UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22850

Permal Hedge Strategies Portfolio

(Exact name of registrant as specified in charter)

620 Eighth Avenue, 49th Floor, New York, NY 10018

(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

100 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-888-777-0102

Date of fiscal year end: March 31

Date of reporting period: September 30, 2013

ITEM 1.	REPORT TO STOCKHOLDERS.

The Semi-Annual Report to Stockholders is filed herewith.

Schedule of investments (unaudited)

September 30, 2013

Permal Hedge Strategies Portfolio

	Cost		Fair Value	% of Net Assets
Investments in Portfolio Funds
Event Driven
Fortelus Special Situations Fund, Ltd. (b)(h)*	$179,272		$194,536	0.74%
H Offshore Fund, Ltd. (b)(d)*	650,000		988,460	3.82
OZ Overseas Fund II, Ltd. (b)*	1,200,000		1,415,430	5.47
Third Point Offshore Fund, Ltd. (b)(f)*	900,000		1,195,061	4.61
Trian Partners, Ltd (b)*	500,000		561,534	2.17
York Investment, Ltd. (b)*	1,100,000		1,265,158	4.88
Total Event Driven	4,529,272		5,620,179	21.69
Fixed Income Hedge
Apollo Strategic Value Offshore Fund, Ltd. (b)(i)*	48,556		43,444	0.16
Canyon Balanced Fund (Cayman), Ltd. (b)(d)*	1,200,000		1,539,564	5.94
Gracie International Credit Opportunities Fund, Ltd. (b)*	1,400,000		1,313,354	5.07
JAE Credit Fund Ltd. (a)*	1,150,000		1,223,955	4.73
New Generation Turnaround Fund, Ltd. (a)(g)*	600,000		721,722	2.80
Paulson Credit Opportunities L.P. (b)(d)*	721,346		841,332	3.25
River Birch International Ltd (b)(d)*	900,000		931,249	3.60
Stone Lion Fund, Ltd. (b)(d)*	650,000		789,839	3.06
York Credit Opportunities Unit Trust (b)*	800,000		990,407	3.82
Total Fixed Income Hedge	7,469,902		8,394,866	32.43
Fixed Income Long — Developed Markets
Contrarian Capital Fund I Offshore, Ltd. (c)*	500,000		653,953	2.53
LibreMax Offshore Fund, Ltd. (b)(d)*	1,315,000		1,407,869	5.43
Monarch Debt Recovery Fund, Ltd. (c)(e)*	1,100,000		1,373,651	5.30
Thoroughbred Offshore Fund, Ltd. (c)(e)*	1,080,214		1,371,398	5.30
Total Fixed Income Long — Developed Markets	3,995,214		4,806,871	18.56
Fixed Income Long — Emerging Markets
Contrarian Emerging Markets Offshore, Ltd. (b)*	900,000		989,438	3.82
Emerging Market Currency Fund (b)(d)*	350,000		413,482	1.59
Total Fixed Income Long — Emerging Markets	1,250,000		1,402,920	5.41
Macro
Blue Trend Fund, Ltd. (a)*	650,000		555,373	2.14
Caxton Global Investments, Ltd. (b)*	850,000		973,846	3.77
Explorer Global Fund, Ltd. (b)(d)*	500,000		599,370	2.31
London Select Fund, Ltd. (a)*	900,000		972,734	3.76
Moore Macro Managers Fund, Ltd. (b)*	900,000		941,202	3.63
The Tudor BVI Global Fund, Ltd. (b)*	1,000,000		1,117,845	4.32
Total Macro	4,800,000		5,160,370	19.93
Total Investments in Portfolio Funds	$22,044,388	#	25,385,206	98.02
Other Assets Less Liabilities			513,671	1.98
Net Assets			$25,898,877	100.00%

See Notes to Financial Statements.

Permal Hedge Strategies Portfolio 2013 Semi-Annual Report	17

Schedule of investments (unaudited) (cont’d)

Permal Hedge Strategies Portfolio

Note: Investments in underlying Portfolio Funds are categorized by investment strategy.

*	Non-income producing securities.

(a)	Redemptions permitted monthly.

(b)	Redemptions permitted quarterly.

(c)	Redemptions permitted annually.

(d)	Subject to investor level gates if a significant portion of the investment is redeemed.

(e)	Subject to a minimum lock-up period.

(f)	$111,021 of this investment is subject to a minimum lock-up period.

(g)	$100,707 of this investment is subject to a minimum lock-up period.

(h)

Permal Hedge Strategies Portfolio’s interest in the Portfolio Fund is held in a side pocket and is redeemable only when the underlying investment is realized or converted to regular interest in the Portfolio Fund.

(i)

Permal Hedge Strategies Portfolio’s interest in the Portfolio Fund is in liquidation. In addition to any redemption proceeds that may have already been received, Permal Hedge Strategies Portfolio will continue to receive proceeds periodically as the Portfolio Fund is able to liquidate the underlying investments.

#	Aggregate cost for federal income tax purposes is substantially the same.

See Notes to Financial Statements.

18	Permal Hedge Strategies Portfolio 2013 Semi-Annual Report

Statement of assets and liabilities (unaudited)

September 30, 2013

Assets
Investments in Portfolio Funds, at fair value (Cost — $22,044,388)	$25,385,206
Cash	416,645
Redemptions receivable from Portfolio Funds	231,067
Deferred offering expenses	5,367
Total Assets	26,038,285

Liabilities
Professional fees payable	87,217
Management fee payable	23,762
Trustees’ fees payable	1,468
Accrued expenses	26,961
Total Liabilities	139,408
Total Net Assets	$25,898,877

Represented by:
Paid-in-Capital	$25,898,877

See Notes to Financial Statements.

Permal Hedge Strategies Portfolio 2013 Semi-Annual Report	19

Statement of operations (unaudited)

For the Period Ended September 30, 2013†

Investment Income
Income	$2,732
Total Investment Income	2,732

Fund Expenses
Investment management fee (Note 2)	91,965
Professional fees	87,668
Administration fees	51,317
Organizational fees (Note 1)	15,837
Trustees’ fees	1,468
Offering expenses (Note 1)	1,342
Custodian Fees	710
Miscellaneous expenses	5,664
Total Operating Expenses	255,971
Less: Fee waivers and /or expense reimbursements (Note 2)	(21,746)
Net Expenses	234,225
Net Investment Loss	(231,493)
Net Realized Loss from Investments in Portfolio Funds	(5,222)
Net Change in Unrealized Appreciation from Investments in Portfolio Funds	163,167
Net Decrease in Net Assets from Operations	$(73,548)

†	For the period June 12, 2013 (commencement of operations) to September 30, 2013.

See Notes to Financial Statements.

20	Permal Hedge Strategies Portfolio 2013 Semi-Annual Report

Statement of changes in net assets (unaudited)

For the Period Ended September 30, 2013†

Operations:
Net investment loss	$(231,493)
Net realized loss from investments in Portfolio Funds	(5,222)
Net change in unrealized appreciation from investments in Portfolio Funds	163,167
Net Increase in Net Assets From Operations	(73,548)

Capital Transactions:
In-kind capital subscription	24,491,020
Proceeds from contributions	14,685,171
Value of withdrawals	(13,203,766)
Increase in Net Assets From Capital Transactions	25,972,425
Increase in Net Assets	25,898,877

Net Assets
Beginning of period	—
End of period	$25,898,877

†	For the period June 12, 2013 (commencement of operations) to September 30, 2013.

See Notes to Financial Statements.

Permal Hedge Strategies Portfolio 2013 Semi-Annual Report	21

Statement of cash flows (unaudited)

For the Period Ended September 30, 2013†

Cash Used in Operating Activities
Net increase in net assets resulting from operations	$(73,548)
Adjustments to reconcile net increase in net assets resulting from operations to net cash used in operating activities:
Purchase of investments in Portfolio Funds	(1,323,198)
Proceeds from the disposition of investments in Portfolio Funds	355,890
Net realized loss on investments in Portfolio Funds	5,222
Net change in unrealized appreciation from investments in Portfolio Funds	(163,167)
Increase in deferred offering expenses	(5,367)
Increase in professional fees payable	87,217
Increase in management fee payable	23,762
Increase in trustees’ fees payable	1,468
Increase in accrued expenses	26,961
Net Cash Used in Operating Activities	(1,064,760)

Cash Provided by Financing Activities
Proceeds from contributions	14,685,171
Value of withdrawals	(13,203,766)
Net Cash Provided by Financing Activities	1,481,405

Cash
Net increase in cash	416,645
Cash at beginning of period	—
Cash at end of period	$416,645

Supplemental Non-Cash Information
In-kind capital subscription	$24,491,020

†	For the period June 12, 2013 (commencement of operations) to September 30, 2013.

See Notes to Financial Statements.

22	Permal Hedge Strategies Portfolio 2013 Semi-Annual Report

Financial highlights (unaudited)

For the period ended September 30:
2013[1]

Net assets, end of period (000)	$25,899
Total return[2]	(0.33)%[3]

Ratios to average net assets
Gross expenses[4,5]	3.06%
Net expenses[4,5,6]	2.80%
Net investment loss[4]	(2.77)%

Portfolio turnover	1%

[1]	For the period June 12, 2013 (commencement of operations) to September 30, 2013.

[2]

Where applicable, total investment returns exclude the effects of any sales charges. Permal Hedge Strategies Portfolio is a closed-end fund, the Shares of which are offered to the feeder funds. No secondary market for Permal Hedge Strategies Portfolio’s shares exists. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. The total return for periods less than one year have not been annualized.

[3]	Aggregate total investment return.

[4]	Annualized.

[5]	Does not include expenses of the Portfolio Funds in which Permal Hedge Strategies Portfolio invests.

[6]	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

Permal Hedge Strategies Portfolio 2013 Semi-Annual Report	23

Notes to financial statements (unaudited)

1. Organization and significant accounting policies

Permal Hedge Strategies Portfolio (the “Master Fund”) is a Maryland statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a non-diversified, closed-end management investment company. On June 12, 2013, Permal Hedge Strategies Fund I transferred substantially all of its assets to the Master Fund in return for an interest in the Master Fund. The Master Fund employs a “fund-of-hedge funds” investment program that provides a means for investors to participate in investments in private investment vehicles, typically referred to as hedge funds (“Portfolio Funds”), by providing a single portfolio of interests in underlying Portfolio Funds, which are managed by a number of third-party investment managers (the “Portfolio Managers”).

The Master Fund’s investment objective is to seek long-term capital appreciation while attempting to reduce risk and volatility. In seeking to achieve its objective, the Master Fund will provide its shareholders, through investments primarily in the Portfolio Funds, with access to a broad range of investment strategies with a global fixed income focus, which may include, but are not limited to, global fixed income strategies (e.g., U.S. and non-U.S. fixed income hedge, convertible arbitrage, fixed income arbitrage, asset-backed securities, long-only, high yield, emerging markets debt), global event-driven strategies (e.g., risk arbitrage, distressed debt, special situations, activists) and global macro strategies (e.g., discretionary, systematic, natural resources) and, to a lesser extent, equity long/short strategies.

The following are significant accounting policies consistently followed by the Master Fund and are in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

(a) Investment valuation. The Master Fund primarily invests in Portfolio Funds. The net asset values of Portfolio Funds (“Underlying NAV”) are generally not readily available from pricing vendors, nor are they calculable independently by Permal Asset Management LLC. (“Permal”), the Master Fund’s sub-adviser, or the Legg Mason North American Fund Valuation Committee (the “Valuation Committee”). Therefore, pursuant to the valuation procedures, the Master Fund, under the direction of the Valuation Committee and recommendations from Permal, fair values the Master Fund’s interests in the Portfolio Funds as of each date upon which the Master Fund calculates its net asset value (“NAV Date”). The Master Fund values, using the net asset value as a practical expedient to form the basis of fair value, each underlying Portfolio Fund as of the NAV Date primarily in reliance on the most recent underlying NAV supplied by the Portfolio Fund’s third party administrator. In the event that a Portfolio Fund’s third party administrator does not report an Underlying NAV to the Master Fund on a timely basis, the Master Fund determines the fair value of its investment in such Portfolio Fund based on a valuation report provided by the Portfolio Fund, as well as any other relevant information available at the NAV Date. Certain

24	Permal Hedge Strategies Portfolio 2013 Semi-Annual Report

securities in which the Portfolio Funds invest may not have a readily ascertainable market price and are fair valued by the Portfolio Managers and/or their administrators. In the event the Underlying NAV is not as of the NAV Date, Permal will use benchmarks or other triggers in determining if a significant market movement has occurred between the effective date of the Underlying NAV and the Master Fund’s NAV Date that should be taken into consideration when determining the reasonableness of the Underlying NAV.

Prior to investing in any Portfolio Fund, Permal conducts a due diligence review of the valuation methodology utilized by a Portfolio Fund’s third party administrator, which utilizes market values when available and otherwise utilizes principles of fair value that Permal reasonably believes to be consistent with those used by the Master Fund in valuing its own investments.

The Board of Trustees (the “Board”) is responsible for the valuation process and has delegated the supervision of the daily valuation process to the Valuation Committee. The Valuation Committee, pursuant to the policies adopted by the Board, is responsible for making fair value determinations, evaluating the effectiveness of the Master Fund’s pricing policies, and reporting to the Board.

Some of the Portfolio Funds may hold a portion of their assets in “side pockets,” which are sub-funds within the Portfolio Funds that have restricted liquidity, potentially extending over a much longer period than the typical liquidity an investment in the Portfolio Funds may provide. Should the Master Fund seek to liquidate its investment in a Portfolio Fund that maintains these side pockets, the Master Fund might not be able to fully liquidate its investment without delay, which could be considerable. In such cases, until the Fund is permitted to fully liquidate its interest in the Portfolio Fund, the fair value of its investment could fluctuate based on adjustments to the value of the side pocket. At September 30, 2013, $194,536 or 0.7% of the Master Fund’s net assets was invested in a side pocket maintained by a Portfolio Fund.

As a general matter, the fair value of the Master Fund’s investment in a Portfolio Fund represents the amount that the Master Fund can reasonably expect to receive if the Master Fund’s investment was redeemed in an orderly transaction at the time of valuation. The Portfolio Funds provide for periodic redemptions ranging from monthly to annually. The Portfolio Funds generally require advance notice of an investor’s intent to redeem its interest, and may, depending on the Portfolio Funds’ governing agreements, deny or delay a redemption request. The underlying investments of each Portfolio Fund are accounted for at fair value as described in each Portfolio Fund’s financial statements. The Portfolio Funds may invest a portion of their assets in restricted securities and other investments that are illiquid.

The Master Fund considers whether an adjustment should be made to an Underlying NAV when the Underlying NAV does not represent fair value or when it is probable that the Master Fund will sell a portion of the Portfolio Fund at an amount different from the Underlying NAV. No adjustments were made to the Underlying NAVs as of September 30, 2013.

Permal Hedge Strategies Portfolio 2013 Semi-Annual Report	25

Notes to financial statements (unaudited) (cont’d)

U.S. GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

•	Level 1 — quoted prices in active markets for identical investments

•

Level 2 — other significant observable inputs (including quoted prices for similar investments, fair value of investments for which the Master Fund has the ability to fully redeem at net asset value as of the measurement date or within the near term)

•

Level 3 — significant unobservable inputs (including the Master Fund’s own assumptions in determining the fair value of investments, fair value of investments for which the Master Fund does not have the ability to fully redeem at net asset value as of the measurement date or within the near term)

The inputs or methodology used for valuing investments are not necessarily an indication of the risk associated with investing in those investments.

The following is a summary of the inputs used in valuing the Master Fund’s investments carried at fair value:

Description	Quoted Prices (Level 1)	Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Investments in Portfolio Funds
Event driven	—	$5,314,622	$305,557	$5,620,179
Fixed income hedge	—	7,619,715	775,150	8,394,866
Fixed income long — developed markets	—	2,061,822	2,745,050	4,806,872
Fixed income long — emerging markets	—	1,402,920	—	1,402,920
Macro	—	5,160,370	—	5,160,370
Total investments in Portfolio Funds	—	$21,559,449	$3,825,757	$25,385,206

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

Investment Strategy	Event Driven	Fixed Income Hedge	Fixed Income Long — Developed Markets	Total
Balance, as of June 12, 2013†	$290,823	$274,488	$2,663,937	$3,229,248
Realized gain (loss)	25	(644)	—	(619)
Change in unrealized appreciation/(depreciation)[1]	21,135	(6,761)	81,113	95,487
Purchases	—	100,000	—	100,000
Sales	(6,426)	(12,599)	—	(19,025)
Transfers into Level 3[2]	—	420,666	—	420,666
Balance, as of September 30, 2013	$305,557	775,150	$2,745,050	$3,825,757
Net change in unrealized appreciation (depreciation) for investments in Portfolio Funds still held at September 30, 2013[1]	$21,135	(6,761)	$81,113	$95,487

The Master Fund’s policy is to recognize transfers between levels as of the end of the reporting period.

†	On June 12, 2013, the investments in the Permal Hedge Strategies Fund (currently Permal Hedge Strategies Fund I) were transferred to Permal Hedge Strategies Portfolio.

26	Permal Hedge Strategies Portfolio 2013 Semi-Annual Report

[1]

This amount is included in the change in net unrealized appreciation (depreciation) resulting from changes in investment values during the reporting period and the reversal of previously recorded unrealized appreciation (depreciation) when gains or losses are realized.

[2]	Transferred into Level 3 as a result of the Master Fund not having the ability to fully redeem at net asset value as of the measurement date or within the near term.

The following is a summary of the investment strategies, liquidity, redemption notice periods and any restrictions on the liquidity provisions of the investments in Portfolio Funds held by the Master Fund as of September 30, 2013. Portfolio Funds with no current redemption restrictions may be subject to future gates, lock-up provisions or other restrictions, in accordance with their offering documents which would affect their liquidity. The Master Fund had no unfunded capital commitments as of September 30, 2013.

Global fixed income strategies can include U.S. and non-U.S. fixed income hedge, fixed income arbitrage, convertible arbitrage, asset-backed securities, long-only, high yield, and emerging markets debt. U.S. and non-U.S. fixed income hedge generally involve Portfolio Managers taking both long and short positions in credit related instruments, including bonds, loans, asset-backed securities and credit default swaps and in some or all quality segments including investment grade, high yield, and emerging markets debt. Fixed income arbitrage generally involves Portfolio Managers attempting to capture mispricing within and across global fixed income markets and associated derivatives. Value may be added by taking advantage of advantageous tax provisions, yield curve anomalies, volatility differences and arbitraging bond futures versus the underlying bonds (basis trading). Typically, a large amount of leverage is used to enhance returns. Convertible arbitrage generally involves seeking to profit from the mispricing of the embedded option in a convertible bond. Frequently, this strategy is characterized by a long, convertible position and corresponding short position in the underlying stock. Convertible arbitrage may use low or high levels of leverage depending upon the specific securities held by the Portfolio Fund. The Portfolio Funds within this strategy have monthly to annual liquidity, and are generally subject to a 2 to 90 day notice period. Portfolio Funds representing approximately 19% are classified as Level 3 investments due to redemptions subject to a minimum lock-up period. A Portfolio Fund representing approximately 4% in this strategy is classified as Level 3 due to gated redemptions at the investor account level. A Portfolio Fund representing approximately 1% is classified as a Level 3 investment because the Portfolio Fund is in liquidation. The remaining approximately 76% of the Portfolio Funds in this strategy can be redeemed with no restrictions as of the measurement date, and so, are classified as Level 2 investments in Portfolio Funds.

Global event-driven strategies can include distressed debt, risk arbitrage, special situations and activists. Portfolio Managers employing such strategies maintain positions in companies currently or potentially involved in a wide variety of corporate transactions. Event-driven exposure can include a combination of equity markets, credit markets and idiosyncratic, company-specific developments. The outcome of the investment is predicated on an event or catalyst. Risk arbitrage generally involves Portfolio Managers attempting to seek to exploit the change in the price of a firm’s securities as a result of a takeover or

Permal Hedge Strategies Portfolio 2013 Semi-Annual Report	27

Notes to financial statements (unaudited) (cont’d)

merger. Typically, the Portfolio Manager will take long positions in the securities of the target firm and short positions in the securities of the acquiring firm. Special situations strategies involve investing in securities of issuers that are engaged in, or expected to experience, certain special events such as restructurings, spin-offs, liquidations, privatizations, stock buybacks, bond upgrades from credit agencies, and earnings surprises, all with the intention of profiting from the outcome of such events. Distressed securities involve investing in securities of a company that is near or in bankruptcy and, as a result, the securities are trading at a reduced price. Activist strategies attempt to obtain representation on a company’s board of directors to impact the firm’s policies or strategic direction. They can employ an investment process primarily focused on opportunities in equity and equity-related instruments of companies which are currently or prospectively engaged in a corporate transaction or other catalyst-oriented situation. Activist strategies are distinguished from other event-driven strategies in that, over a given market cycle, activist strategies would expect to have greater than 50% of the portfolio in activist positions. The Portfolio Funds within this strategy have quarterly liquidity, and are generally subject to a 30 to 90 day notice period. A portion of a Portfolio Fund representing approximately 2% in this strategy is classified as a Level 3 investment due to a minimum lock-up period. A Portfolio Fund representing approximately 3% in this strategy is classified as a Level 3 investment due to its classification as a side pocket investment. The remaining approximately 95% of the Portfolio Funds in this strategy can be redeemed with no restrictions as of the measurement date, and so, are classified as Level 2 investments in Portfolio Funds.

Global macro strategies seek to profit from changes in global financial markets and take positions to take advantage of changes in interest rates, exchange rates, liquidity and other macroeconomic factors. Investments may be either long or short in cash securities, derivative contracts, or options, and may be in equities, fixed-income markets, currencies, or commodities (e.g., agricultural, metals, energy). This category is composed of three major management strategies: discretionary strategies, systematic strategies and natural resources strategies. Portfolio Managers using discretionary global macro strategies seek to profit by capturing market moves throughout a broad universe of investment opportunities. These opportunities include financial markets, such as global equity, currency, and fixed-income markets, as well as non-financial markets, such as the energy, agricultural, and metals markets. These Portfolio Managers utilize a combination of fundamental market research and information in conjunction with quantitative modeling to identify opportunities that exist within the markets. While the markets they invest in may be diverse, these Portfolio Managers tend to hold more concentrated positions in a limited number of markets at any one time. Positions may be long and short in different markets, and the Portfolio Managers tend to employ leverage. Portfolio Managers using systematic global macro strategies employ proprietary or other models to identify opportunities that exist within a diverse group of financial and non-financial markets and establish positions based on the models. While subjective investment decisions are made, such decisions are the result of a heavier reliance upon models than is the case with discretionary strategies and the vast majority of trading decisions are executed without discretion. Portfolio Managers employing

28	Permal Hedge Strategies Portfolio 2013 Semi-Annual Report

systematic strategies tend to hold positions in several markets at the same time, may be both long and short, and tend to use leverage when establishing positions. Portfolio Managers using natural resources trading strategies use commodity trading strategies generally investing on a global basis in a portfolio of securities, commodities and derivative instruments relating to “Commodity and Basic Industries,” which include but are not limited to energy, chemicals, agriculture, food, precious metals, industrial materials (and their related support industries, including oil service, mining equipment, forest products, building/construction materials, ferrous and non-ferrous metals, petrochemicals, and plastics) and related industries and manufacturing (e.g., homebuilding, automobile manufacturing and auto parts, shipbuilding, and construction and construction engineering). Natural resources trading includes cash commodities and futures, forward, option and swap contracts in agricultural, metals and energy items among other commodities, while equity investments include securities of companies that produce, process, convert, transport and service such commodities. The Portfolio Funds within this strategy have monthly to quarterly liquidity, and are generally subject to a 15 to 60 day notice period. All of the Portfolio Funds in this strategy can be redeemed with no restrictions as of the measurement date, and so, are classified as Level 2 investments in Portfolio Funds.

The Master Fund is not able to obtain complete investment holding details of each of the Portfolio Funds in order to determine whether the Master Fund’s proportionate share of any investments held by a Portfolio Fund exceeds 5% of the net assets of the Master Fund as of September 30, 2013. However, as of each Portfolio Fund’s most recently available audited financial statements, a review of the condensed schedule of investments indicated that the Master Fund’s proportionate share of any investments held by a Portfolio Fund did not exceed 5% of the net assets of the Master Fund.

(b) Cash and cash equivalents. Cash and cash equivalents consist of cash on deposit and monies invested in money market deposit accounts that are accounted for at amortized cost, which approximates fair value. Such cash, at times, may exceed federally insured limits. The Master Fund has not experienced any losses in such accounts and does not believe it is exposed to any significant credit risk on such bank deposits.

(c) Security transactions and investment income. The Master Fund’s transactions are accounted for on a trade-date basis. Realized gains and losses on Master Fund transactions are determined by use of the average cost method. Interest income is recognized on the accrual basis. Dividend income is recognized on the ex-dividend date. The Master Fund will indirectly bear a portion of the Portfolio Funds’ income and expenses, including management fees and incentive fees charged by the Portfolio Funds. That income and those expenses are recorded in the Master Fund’s financial statements as unrealized appreciation/depreciation and not as income or expense on the Statement of Operations or in the Financial Highlights.

(d) Compensating balance arrangements. The Master Fund has an arrangement with its custodian bank whereby a portion of the custodian’s fees is paid indirectly by credits earned on the Master Fund’s cash on deposit with the bank.

Permal Hedge Strategies Portfolio 2013 Semi-Annual Report	29

Notes to financial statements (unaudited) (cont’d)

(e) Method of allocation. Net investment income of the Master Fund is allocated pro rata, based on respective ownership interests, among the Fund and other investors in the Master Fund (the “Holders”) at the time of such determination. Gross realized gains and/or losses of the Master Fund are allocated to the Holders in a manner such that the net asset values per share of each Holder, after each such allocation, is closer to the total of all Holders’ net asset values divided by the aggregate number of shares outstanding for all Holders.

(f) Income taxes. The Master Fund is classified as a partnership for federal income tax purposes. As such, each investor in the Master Fund is treated as owner of its proportionate share of the net assets, income, expenses and realized and unrealized gains and losses of the Master Fund. Therefore, no federal income tax provision is required. It is intended that the Master Fund’s assets will be managed so an investor in the Master Fund can satisfy the requirements of Subchapter M of the Internal Revenue Code.

Management has analyzed the Master Fund’s tax positions taken on income tax returns for all open tax years and has concluded that as of September 30, 2013, no provision for income tax is required in the Master Fund’s financial statements. The Master Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by Internal Revenue Service and state departments of revenue.

(g) Organization and offering costs. Organization costs of $15,837, which have been incurred through September 30, 2013, were expensed by the Master Fund and will be reimbursed by the manager. Offering expenses of $6,709 have been deferred and will be amortized to expense over the first twelve months of operations on a straight-line basis.

2. Investment management agreement and other transactions with affiliates

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Master Fund’s investment manager and Permal is the Master Fund’s sub-adviser and is a member of the Permal Group, owned indirectly by Permal Group Ltd., a holding company of an international financial group of companies. LMPFA is a wholly-owned subsidiary of Legg Mason, Inc. (“Legg Mason”). Permal Group Ltd. is a subsidiary of Legg Mason.

Under the investment management agreement between the Master Fund and LMPFA, the Master Fund pays an investment management fee, calculated and paid monthly, at an annual rate of 1.10% of the Master Fund’s average monthly managed assets. “Managed assets” means net assets plus the principal amount of any borrowings and assets attributable to any preferred shares that may be outstanding.

During the period ended September 30, 2013, LMPFA waived fees and/or reimbursed expenses of $21,746.

LMPFA is also permitted to recapture amounts waived or reimbursed within three years after the year in which LMPFA earned the fee or incurred the expense.

30	Permal Hedge Strategies Portfolio 2013 Semi-Annual Report

At September 30, 2013, the Master Fund had remaining fee waivers and/or expense reimbursements subject to recapture by LMPFA and respective dates of expiration as follows:

Expires March 31, 2017	$21,746

LMPFA provides administrative and certain oversight services to the Master Fund. LMPFA delegates to the sub-adviser the day-to-day portfolio management of the Master Fund. For its services, LMPFA pays Permal an amount equal to 1.00% of the Master Fund’s average monthly managed assets.

Fixed fees of the Portfolio Funds are generally expected to range from 1% to 3% annually of the value of the Master Fund’s investment and incentive allocations or fees of the Portfolio Funds are generally expected to range from 15% to 30% annually of a Portfolio Fund’s net profits or performance. These fixed fees and incentive allocations or fees of the Portfolio Funds are accounted for in the valuations of the Portfolio Funds and are not reflected in the management fees reflected in the Statement of Operations.

All officers and one Trustee of the Master Fund are employees of Legg Mason or its affiliates and do not receive compensation from the Master Fund.

3. Investments

During the period June 12, 2013 (commencement of operations) to September 30, 2013, the aggregate cost of purchases and proceeds from sales of Portfolio Funds (excluding short-term investments) were as follows:

Purchases	$2,300,000
Sales	540,391

At September 30, 2013, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were as follows:

Gross unrealized appreciation	$3,527,204
Gross unrealized depreciation	(186,386)
Net unrealized appreciation	$3,340,818

4. Derivative instruments and hedging activities

U.S GAAP requires enhanced disclosure about an entity’s derivative and hedging activities.

During the period June 12, 2013 (commencement of operations) to September 30, 2013, the Master Fund did not invest in any derivative instruments.

5. Financial Instruments with off-balance sheet risk

In the normal course of business, the Portfolio Funds in which the Master Fund invests trade various financial instruments and enter into various investment activities with off-balance sheet risk. These include, but are not limited to, short selling activities, writing option contracts and entering into equity swaps. The Master Fund’s risk of loss in these Portfolio Funds is limited to the value of its investment in the respective Portfolio Funds.

Permal Hedge Strategies Portfolio 2013 Semi-Annual Report	31

Notes to financial statements (unaudited) (cont’d)

6. Redemption penalty

The Master Fund may be charged a redemption penalty for redeeming its interests of certain Portfolio Funds prior to the expiration of applicable lock-up periods. During the period June 12, 2013 (commencement of operations) to September 30, 2013, the Master Fund did not incur a redemption penalty.

7. Contingencies

In the normal course of business, the Master Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnifications. The Master Fund’s maximum exposure under these arrangements is unknown, as any such exposure would result from future claims that may be, but have not yet been, made against the Master Fund based on events which have not yet occurred. However, based on experience, the Master Fund believes the risk of loss from these arrangements to be remote.

8. Subsequent events

Management has evaluated the impact of all subsequent events on the Master Fund through the date financial statements were issued and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements.

9. Recent accounting pronouncement

The Master Fund has adopted the disclosure provisions of Financial Accounting Standards Board (“FASB”) Accounting Standards Update 2011-11 (“ASU 2011-11”), Balance Sheet (Topic 210)—Disclosures about Offsetting Assets and Liabilities along with the related scope clarification provisions of FASB Accounting Standards Update 2013-01 (“ASU 2013-01”) entitled Balance Sheet (Topic 210)—Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities. ASU 2011-11 is intended to enhance disclosures on the offsetting of financial assets and liabilities by requiring entities to disclose both gross and net information about financial instruments and transactions that are either offset in the statement of assets and liabilities or subject to a master netting agreement or similar arrangement. ASU 2013-01 limits the scope of ASU 2011-11’s disclosure requirements on offsetting to financial assets and financial liabilities related to derivatives, repurchase and reverse repurchase agreements, and securities lending and securities borrowing transactions.

32	Permal Hedge Strategies Portfolio 2013 Semi-Annual Report

Commodity exchange act regulation exclusion — No action relief (unaudited)

The Master Fund is operated by persons who have claimed an exclusion, granted to operators of registered investment companies like the Master Fund, from registration as a “commodity pool operator” with respect to the Portfolio under the Commodity Exchange Act (the “CEA”), and, therefore, are not subject to registration or regulation with respect to the Master Fund under the CEA. As a result, the Master Fund is limited in its ability to trade instruments subject to the CFTC’s jurisdiction, including commodity futures (which include futures on broad-based securities indexes, interest rate futures and currency futures), options on commodity futures, certain swaps or other investments (whether directly or indirectly through investments in other investment vehicles).

Under this exclusion, the Master Fund must satisfy one of the following two trading limitations whenever it enters into a new commodity trading position: (1) the aggregate initial margin and premiums required to establish the Master Fund’s positions in CFTC-regulated instruments may not exceed 5% of the liquidation value of the Master Fund’s portfolio (after accounting for unrealized profits and unrealized losses on any such investments); or (2) the aggregate net notional value of such instruments, determined at the time the most recent position was established, may not exceed 100% of the liquidation value of the Master Fund’s portfolio (after accounting for unrealized profits and unrealized losses on any such positions). The Master Fund would not be required to consider its exposure to such instruments if they were held for “bona fide hedging” purposes, as such term is defined in the rules of the CFTC. In addition to meeting one of the foregoing trading limitations, the Master Fund may not market itself as a commodity pool or otherwise as a vehicle for trading in the markets for CFTC-regulated instruments.

As noted above, the Master Fund may be exposed to commodity interests indirectly in excess of the limits described in the prior paragraph. Such exposure may result from the Master Fund’s investment in other investment vehicles, including investment companies that are not managed by the Master Fund’s manager or one of its affiliates, certain securitized vehicles that may invest in commodity interests and/or non-equity REITs that may invest in commodity interests. These investment vehicles are referred to collectively as “underlying funds.” The manager may have limited or no information as to what an underlying fund may be invested in at any given time, because they are not managed by the manager or persons affiliated with the manager and their holdings will likely change over time. To address this lack of transparency, the CFTC staff has issued a no-action letter permitting the manager of a fund that invests in such underlying funds to register as a commodity pool operator (a “CPO”) or to claim the exclusion from the CPO definition until the later of June 30, 2013 or six months from the date on which the CFTC issues additional guidance on the application of de minimis thresholds in the context of the CFTC exemptive rules. In order to rely on this no-action relief, the manager must meet certain conditions (including certain compliance measures), and otherwise be able to rely on a claim of exclusion from the CPO definition. The manager has filed the required notice to claim this no-action relief.

Permal Hedge Strategies Portfolio	33

Board approval of management and subadvisory agreements (unaudited)

Permal Hedge Strategies Portfolio

At an in-person meeting of the Board of Trustees (the “Board”) of the Permal Hedge Strategies Portfolio (the “Fund”) on May 16 and 17, 2013 (the “Organizational Meeting”), the Board of the Fund received a proposal from Legg Mason, Inc. (“Legg Mason”) to launch the Fund as a non-diversified, closed-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund is the “master fund” in a master-feeder structure. The Fund employs a “fund-of-hedge funds” investment program pursuant to which the Fund primarily invests in underlying private investment vehicles, typically referred to as hedge funds (“Portfolio Funds”). The Board of the Fund considered a proposal from Legg Mason Partners Fund Advisor, LLC (the “Manager”) to launch the Fund and approved initially for a two-year period a management agreement (“Management Agreement”) between the Fund and the Manager and a sub-advisory agreement (“Sub-Advisory Agreement,” and together with the Management Agreement, the “Agreements”) between the Manager and Permal Asset Management LLC (the “Sub-Adviser”). The Manager provides the Fund with investment advisory and administrative services pursuant to the Management Agreement and the Sub-Adviser provides sub-advisory services to the Fund pursuant to the Sub-Advisory Agreement. The Manager and the Sub-Adviser are wholly-owned subsidiaries of Legg Mason. Members of the Board who are not “interested persons” as defined in the 1940 Act (the “Independent Trustees”) were assisted in their reviews of the Agreements by counsel to the Funds and their own independent legal counsel (“Independent Counsel”) and met with Independent Counsel in executive session at the Organizational Meeting separate from representatives of the Manager and the Sub-Adviser. At the Organizational Meeting, the Independent Trustees received information from the Manager and the Sub-Adviser relevant to their review of the Agreements. A presentation was made by the Manager and the Sub-Adviser at the Organizational Meeting regarding the Fund and the services to be provided by the Manager and the Sub-Adviser pursuant to the Agreements.

The discussion below covers both investment advisory and administrative functions rendered by the Manager to the Fund, each such function being encompassed by the Management Agreement, and to the investment sub-advisory functions rendered to the Fund by the Sub-Adviser, each such function being encompassed by the Sub-Advisory Agreement.

Nature, extent and quality of the services to be provided to the funds under the agreements

The Board received and considered information regarding the nature, extent and quality of the respective services to be provided to the Fund by the Manager under the Management Agreement and by the Sub-Adviser under the Sub-Advisory Agreement. The Board also considered the Manager’s supervisory responsibilities under the Management Agreement in respect of the Sub-Adviser. The Board noted that the Fund is newly organized and had no operating history but took into consideration its knowledge gained and information received at regular meetings throughout the year related to the services rendered by the Manager in

34	Permal Hedge Strategies Portfolio

its management of other funds under the supervision of the Board, including the Manager’s coordination and oversight of the activities of sub-advisers and other service providers to those funds. The Board reviewed information received from the Manager and the Fund’s Chief Compliance Officer (the “CCO”) regarding the compliance policies and procedures established by the Manager and the Sub-Adviser pursuant to the 1940 Act and reviewed the compliance programs and capabilities of the Manager and the Sub-Adviser with the CCO.

As a newly-organized fund, the Fund had no historical performance information available at the time of the Organizational Meeting for the Board to consider in its evaluations of the terms and conditions of the Agreements. The Board reviewed the investment objective and policies of the Fund with the Manager and the Sub-Adviser and the qualifications, backgrounds and responsibilities of the senior personnel of the Fund and the portfolio management team that would be primarily responsible for the day-to-day portfolio management of the Fund. The Board discussed with representatives of the Manager and the Sub-Adviser the Sub-Adviser’s experience and capabilities. Although the Sub-Adviser had limited experience in the management of investment portfolios for investment companies registered under the 1940 Act, the Manager and the Sub-Adviser noted that the Sub-Adviser had both substantial expertise in hedge fund investments and experience investing assets under its management in hedge funds. The Manager noted that the Sub-Adviser is one of the largest fund-of-hedge funds investment firms in the world. The Manager noted further that the Sub-Adviser’s activities in respect of the Fund would be conducted under the supervision and with the support of the Manager. The Board also considered, based on its knowledge of the Manager and the Manager’s affiliates, the financial resources available to be employed by Legg Mason for the benefit of the Fund.

The Board also considered the division of responsibilities of the Manager and the Sub-Adviser under the Management Agreement and the Sub-Advisory Agreement, respectively, including the Manager’s coordination and oversight of services provided to the Fund by the Sub-Adviser and others. The Management Agreement permits the Manager to delegate certain of its responsibilities, including its investment advisory responsibilities, provided that the Manager in each case will supervise the activities of the delegee. Pursuant to this provision, the Manager does not provide day-to-day portfolio management services to the Fund. Rather, management of the Fund assets is provided by the Sub-Advisor pursuant to the Sub-Advisory Agreement. In addition, the Sub-Adviser under the Sub-Advisory Agreement also will be responsible for due diligence with respect to Portfolio Funds, asset allocation and risk monitoring.

The Board concluded that, overall, it was satisfied with the nature, extent and quality of the respective services expected to be provided by the Manager under the Management Agreement and by the Sub-Adviser under the Sub-Advisory Agreement.

Permal Hedge Strategies Portfolio	35

Board approval of management and subadvisory agreements (unaudited) (cont’d)

Management fees, expense ratios and profitability

The Board reviewed and considered the proposed contractual management fee (the “Contractual Management Fee”) payable by the Fund to the Manager under the Management Agreement in light of the nature, extent and quality of the management services expected to be provided by the Manager and the Sub-Adviser to the Fund. The Contractual Management Fee is an annual fee, payable monthly, in an amount equal to 1.10% of the Fund’s average monthly managed assets. The Board noted that the Manager is responsible for payment of a contractual sub-advisory fee (the “Contractual Sub-Advisory Fee,” and together with the Contractual Management Fee, the “Contractual Management Fees”) under the Management Agreement and, accordingly, that the retention of the Sub-Adviser does not increase the fees and expenses to be incurred by the Fund. The Board also noted that the Manager will provide the Fund with regulatory compliance and administrative services, office facilities and officers (including the chief financial, chief legal and chief compliance officers), and that the Manager will coordinate and oversee the provision of services to the Fund by other fund service providers, including the Sub-Adviser.

The Board received and considered information comparing the Contractual Management Fee on a gross basis with those of a group of comparable funds and investment vehicles. The Board noted that during periods when the Fund uses financial leverage, the Contractual Management Fee paid to the Manager by the Fund will be higher than if the Fund did not use financial leverage, because the Contractual Management Fee is calculated as a percentage of the Fund’s managed assets, including those investments purchased using leverage. The Board obtained confirmation from the Manager that the fees and expenses of the Fund are in line with those of comparable funds and investment vehicles. The Manager discussed the expected expense ratio of the Fund and the costs of organization of the Fund. The Manager noted that Portfolio Funds also incur trading expenses, including interest and dividend expenses, which are a by-product of leveraging or hedging activities by the Portfolio Funds. Fees and expenses of Portfolio Funds may be substantially higher or lower because certain fees are based upon the performance of the Portfolio Funds, which may fluctuate over time. As a newly-organized Fund, the Board noted that the Fund had no historical profitability information available for the Board to consider at the time of the Organizational Meeting, but the Board received and reviewed with the Manager pro forma information regarding the projected profitability to the Manager of its services to the Fund. The profitability to the Sub-Adviser was not considered to be a material factor in the Board’s consideration since the Contractual Sub-Advisory Fee is paid by the Manager. Under the circumstances, the Board concluded that the profitability to the Manager projected in the pro forma information was reasonable but did not give such information significant weight in its evaluations because of its speculative nature.

Economies of scale

The Manager stated that as the assets of the Fund increase over time, the Fund and its shareholders should realize economies of scale as certain expenses, such as fixed fund

36	Permal Hedge Strategies Portfolio

fees, become a smaller percentage of overall assets. However, the Board noted that the Contractual Management Fees do not incorporate breakpoints to reflect the potential for reducing such Contractual Management Fee as assets grow. The Board considered that, as a newly-organized Fund, there was uncertainty regarding the ability of the Fund to attract assets from feeder funds and the rate of asset growth that will be achieved. In light of these uncertainties, the Board concluded that the Contractual Management Fees are appropriate at this time.

Taking all of the above into consideration, the Board determined that the Contractual Fees were reasonable in light of the expense information presented and the nature, extent and quality of the services expected to be provided under the Agreements.

Other benefits to the manager

The Board considered other benefits expected to be received by the Manager and its affiliates, including the Sub-Adviser, as a result of the Manager’s relationship with the Fund. In light of the expected costs of providing investment management and other services to the Fund and the Manager’s commitment to the Fund, the other ancillary benefits that the Manager and its affiliates expect to receive in respect of the Fund were not considered excessive.

Based on their discussions and considerations, including those described above, the Board, including its Independent Trustees, approved each of the Agreements.

No single factor reviewed by the Board was identified by the Board as the principal factor in determining whether to approve either of the Agreements.

Permal Hedge Strategies Portfolio	37

ITEM 2.	CODE OF ETHICS.

Not applicable.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)    The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)    There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a) (1) Not applicable.

Exhibit 99.CODE ETH

(a) (2) Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.CERT

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Permal Hedge Strategies Portfolio

By:	/s/ Kenneth D. Fuller
Kenneth D. Fuller
Chief Executive Officer
Permal Hedge Strategies Portfolio

Date:	November 25, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Kenneth D. Fuller
Kenneth D. Fuller
Chief Executive Officer
Permal Hedge Strategies Portfolio

Date:	November 25, 2013

By:	/s/ Richard F. Sennett
Richard F. Sennett
Principal Financial Officer
Permal Hedge Strategies Portfolio

Date:	November 25, 2013